Exhibit 99.1

EXECUTION COPY

FIRST AMENDMENT TO THE
RECEIVABLES FINANCING AGREEMENT

This FIRST AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT (this “Amendment”), dated as of June 30, 2017, is entered into by and among the following parties:

(i)            GARDNER DENVER FINANCE II LLC, as Borrower;

(ii)           GARDNER DENVER, INC., as initial Servicer; and

(iii)          PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Lender, LC Participant, LC Bank and Administrative Agent.

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Financing Agreement described below.

BACKGROUND

A.          The parties hereto have entered into a Receivables Financing Agreement along with the Persons from time to time parties thereto, dated as of May 17, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”).

B.            Concurrently  herewith, the Borrower, the Servicer, PNC and PNC Capital Markets LLC are entering into an amended and restated fee letter, dated as of the date hereof (the “Fee Letter”).

C.            The parties hereto desire to amend the Receivables Financing Agreement as set forth herein.

NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.  Amendments to the Receivables Financing Agreement.   The Receivables Financing Agreement is hereby amended as follows:

(a)           The following definitions set forth in Section 1.01 of the Receivables Financing Agreement are hereby replaced in their entirety with the following:

“Commitment” means, with respect to any Lender, LC Participant or LC Bank, as applicable, the maximum aggregate amount which such Person is obligated to lend or pay hereunder on account of all Loans and all drawings under all Letters of Credit, on a combined basis, as set forth on Schedule I or in such other agreement pursuant to which it became a Lender and/or LC Participant, as such amount may be modified in connection with any subsequent assignment pursuant to Section 13.03 or in connection with a reduction in the Facility Limit pursuant to Section 2.02(e) or increased pursuant to Section 2.02(g).  If the context so requires, “Commitment” also refers to a Lender’s obligation to make Loans, make Participation Advances and/or issue Letters of Credit hereunder in accordance with this Agreement.

“Facility Limit” means $125,000,000 as reduced from time to time pursuant to Section 2.02(e) or increased pursuant to Section 2.02(g); provided, however, that at no time shall any such increase cause the Facility Limit to exceed $200,000,000. References to the unused portion of the Facility Limit shall mean, at any time of determination, an amount equal to (x) the Facility Limit at such time, minus (y) the sum of the Aggregate Capital plus the Aggregate LC Participation Amount.

“Scheduled Termination Date” means June 30, 2020.

(b)          Section 2.02 of the Receivables Financing Agreement is hereby amended by adding new clause (g) thereto as follows:

(g)       Increases in Commitments. Provided that no Event of Default, Purchase and Sale Termination Event, Unmatured Event of Default or Unmatured Purchase and Sale Termination Event has occurred and is continuing, upon notice to the Administrative Agent, each Lender and each LC Participant, the Borrower may request on a one-time basis that each of the Lenders and each of the LC Participants ratably increase their respective Commitments, in an aggregate amount such that after giving effect thereto the Facility Limit shall not exceed $200,000,000. At the time of sending such notice with respect to the Lenders and the LC Participants, the Borrower (in consultation with the Administrative Agent) shall specify (i) the aggregate amount of such increase (such amount, the “Requested Facility Limit Increase”) and (ii) the time period within which the Lenders and the LC Participants are requested to respond to the Borrower’s request (which shall in no event be less than fifteen (15) days from the date of delivery of such notice to the Administrative Agent, the Lenders and the LC Participants, unless such shorter period is agreed to by the Administrative Agent and the applicable Lender(s)). Each of the Lenders and each of the LC Participants shall notify the Administrative Agent, the Borrower and the Servicer within the applicable time period (which shall not be less than fifteen (15) days or such shorter period agreed to by the Administrative Agent and the applicable Lender(s)) whether or not such Lender or such LC Participant agrees, in its sole discretion, to make such ratable increase to such Lender’s or such LC Participant’s Commitment or otherwise agrees to any lesser increase in its Commitment. Any Lender or any LC Participant not responding within such time period shall be deemed to have declined to consent to an increase  in such Lender’s or such LC Participant’s Commitment. If the Commitment  of any Lender or any LC Participant is increased in accordance with this clause (g), the Administrative Agent, the Lender, the LC Participant, the Borrower and the Servicer shall determine the effective date with respect to such increase and shall enter into such documents as agreed to by such parties to document such increase and, if applicable, rebalance Capital among the Lenders such that after giving effect thereto, the aggregate outstanding Capital of the Lenders is distributed ratably   among  the  Lenders;  it  being  understood  and  agreed  that  the Administrative Agent, any Lender or any LC Participant increasing its Commitment pursuant to this clause (g) may request any of (x) resolutions of the Board of Directors of the Borrower approving or consenting to such Commitment increase and authorizing the execution, delivery and performance of any amendment to this Agreement, (y) a corporate and enforceability opinion of counsel of the Borrower and (z) such other documents, agreements and opinions reasonably requested by such Lender, such LC Participant or the Administrative Agent.

(c)          Schedule I to the Receivables Financing Agreement is hereby replaced in its entirety with Schedule I attached hereto.

SECTION 2.  Representations and Warranties of the Borrower and the Servicer.   The Borrower and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:

(a)       Representations and Warranties.   The representations and warranties made by it in the Receivables Financing Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof.

(b)      Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c)      No Event of Default. No Event of Default, Unmatured Event of Default, Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.

SECTION 3.  Effect of Amendment; Ratification.   All provisions of the Receivables Financing Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Financing Agreement (or in any other Transaction Document) to “this Receivables Financing Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Financing Agreement shall be deemed to be references to the Receivables Financing Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Financing Agreement other than as set forth herein. The Receivables Financing Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 4.  Effectiveness.   This Amendment shall become effective as of the date hereof upon the Administrative Agent’s receipt of:

(a)        counterparts to this Amendment executed by each of the parties hereto;

(b)       counterparts to the Fee Letter executed by each of the parties thereto and confirmation that the “Amendment Fee” owing thereunder has been paid in full in accordance with the terms of the Fee Letter;

(c)        receipt by the Administrative Agent of good standing certificates of the Borrower and the Servicer duly certified by the applicable Secretary of State (or similar official) of the state of organization;

(d)       receipt by the Administrative Agent of certificates of the Secretary or Assistant Secretary of the Borrower and the Servicer certifying the names and true signatures of the officers authorized on such Person’s behalf to sign the Transaction Documents to be executed and delivered by it on and after the date hereof;

(e)        receipt by the Administrative Agent, of a favorable opinion regarding corporate and enforceability matters addressed to the Administrative Agent and the Lender, in form and substance reasonably satisfactory to the Administrative Agent; and

(f)        receipt by the Administrative Agent of such other documents, instruments and opinions as the Administrative Agent may reasonably request prior to the date hereof.

SECTION 5.  Severability.   Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.  Transaction Document.   This  Amendment shall   be  a  Transaction Document for purposes of the Receivables Financing Agreement.

SECTION 7.  Counterparts.   This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8.  GOVERNING LAW AND JURISDICTION.

(a)          THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(b)          EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT  TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT  BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  NOTHING IN THIS SECTION 8 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 9.  Section Headings.   The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Financing Agreement or any provision hereof or thereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

GARDNER DENVER FINANCE II LLC

By:	/s/ Andrew R. Schiesl
Name:	Andrew R. Schiesl
Title:	President

GARDNER DENVER, INC., as the Servicer

By:	/s/ P. Todd Herndon
Name:	P. Todd Herndon
Title:	Chief Financial Officer

First Amendment to
Receivables Financing Agreement
S-1

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as LC Bank and as a LC Participant

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

First Amendment to
Receivables Financing Agreement
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SCHEDULE I
Commitments

Party	Capacity	Commitment
PNC	Lender	$125,000,000
PNC	LC Participant	$125,000,000
PNC	LC Bank	N/A

Schedule I